EXHIBIT 10.1

                      THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (this "Third Amendment"), dated as of June 30, 2005 (the "Effective Date"), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation ("Borrower"), JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, as Administrative Agent ("Administrative Agent"), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as "Banks," and individually, "Bank").

                             W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent, JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), and the financial institutions party thereto as Banks are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, (ii) establish a Borrowing Base of $75,000,000 to be effective as of the Effective Date and continuing until the next Redetermination or other adjustment (as provided in the Credit Agreement) of the Borrowing Base thereafter, and (iii) provide a limited waiver of certain existing Defaults and Events of Defaults more particularly described in Section 3 hereof; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

          1.1 Amendment to Definitions. The definitions of "Consolidated Subsidiary," "Consolidated Subsidiaries," "Loan Papers," "Permitted Investments," "Redetermination Date" and "Unrestricted Subsidiary" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

          "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements; provided, that, for the purpose of determining Consolidated Current Assets, Consolidated Current Liabilities, Consolidated EBITDAX, Consolidated Net Income, Consolidated Net Interest Expense and Consolidated Total Debt, the terms Consolidated Subsidiary and Consolidated Subsidiaries shall be deemed to exclude DHS.


          "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignment and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "Permitted Investments" means (a) readily marketable direct obligations of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations),
     (b) fully insured demand or time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments by any Credit Party in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, (e) Investments in Crystal Energy, LLC existing on the Closing Date, (f) Investments in DHS in an aggregate amount outstanding at any time not to exceed $18,500,000 (measured on a cost basis), and (g) other Investments; provided, that, the aggregate amount of all other Investments made pursuant to this clause (g) outstanding at any time shall not exceed $500,000 (measured on a cost basis).

          "Redetermination Date" means (a) with respect to any Scheduled Redetermination, each April 1 and October 1, commencing October 1, 2005, (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination, (c) with respect to any redetermination of the Borrowing Base pursuant to Section 4.4, the date of the consummation of any applicable Asset Disposition, and (d) with respect to any Manti Redetermination, each Manti Redetermination Date. The Closing Date, the Effective Date (as defined in the Second Amendment) and the Effective Date (as defined in the Third Amendment) shall also constitute Redetermination Dates for purposes of this Agreement.

          "Unrestricted Subsidiary" means any Subsidiary of Borrower which is not a Restricted Subsidiary and shall include, as of the Effective Date (as defined in the Third Amendment), Amber and DHS.

          1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

          "DHS" means DHS Drilling Company, a Colorado corporation.

          "Third Amendment" means that certain Third Amendment to Credit Agreement dated as of June 30, 2005, among Borrower, Administrative Agent and Banks party thereto.




          1.3 Deletion of Definitions. Section 1.1 of the Credit Agreement shall be amended to delete the following definitions from such Section: "Big Dog" "and "Shark."

          1.4 Amendment to Borrowing Base Provision. Section 4.7 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

          Section 4.7 Borrowing Base As of Third Amendment Effective Date. Notwithstanding anything to the contrary contained herein, the Borrowing Base in effect during the period commencing on the Effective Date (as defined in the Third Amendment) and ending on the effective date of the first Redetermination after such Effective Date shall be $75,000,000.

          1.5 Amendment to Representations and Warranties. Section 7.13 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

          Section 7.13  Organizational Structure; Nature of Business.
     As of the Effective Date (as defined in the Third Amendment), (a) Borrower has no direct, wholly-owned Subsidiaries, other than Castle, DEC and Piper, (b) Borrower, Castle, DEC and Piper are primarily engaged in the business of acquiring, exploring, developing and operating Mineral Interests and the production, processing and marketing of Hydrocarbons therefrom and related activities, (c) Borrower owns approximately ninety-two percent (92%) of the issued and outstanding Equity of Amber, (d) Amber has no assets other than a right to receive a portion of the proceeds from certain litigation against the Federal Government relative to offshore California, (e) Borrower owns a forty nine and one half percent (49.5%) membership interest in DHS, (f) DHS is engaged in the drilling business and, as of the Effective Date (as defined in the Third Amendment), owns four (4) operating drilling rigs and is in the process of acquiring or assembling six (6) additional drilling rigs, and (g) Borrower is the general partner of Castle, which general partnership interest was acquired by Borrower at the time it acquired all of the domestic oil and gas properties of Castle Energy Corporation. Schedule 7.13 attached hereto accurately reflects (i) the jurisdiction of incorporation or organization of each Credit Party, (ii) each jurisdiction in which each Credit
     Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (iii) the authorized, issued and outstanding Equity of each Credit Party, and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity of each Credit Party.

          1.6  Amendment to Asset Disposition Covenant.  The last sentence of
Section 9.5 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     In no event will Borrower sell, transfer or dispose of any Equity in any Subsidiary nor will any Credit Party (other than Borrower) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.

          1.7  Amendment to Obligations to Unrestricted Subsidiaries Covenant.
Section 9.14 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

          Section 9.14 Obligations to Unrestricted Subsidiaries. Borrower will not, nor will Borrower permit any other Credit Party to, incur any liability, Debt or obligation to any Unrestricted Subsidiary of any nature, or have any liability (whether by operation of law or otherwise) for any liability, Debt or obligation of any Unrestricted Subsidiary.

          1.8 Schedule 9.8. Schedule 9.8 to the Credit Agreement is hereby deleted in its entirety.

          1.9 Schedule 9.14. Schedule 9.14 to the Credit Agreement is hereby deleted in its entirety.

     Section 2. Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Third Amendment, and subject to the satisfaction of each condition precedent set for in Section 4 hereof, Borrower, Administrative Agent and each Bank agree that the Borrowing Base in effect for the period from and after the Effective Date until the next Redetermination thereafter shall be $75,000,000. Borrower, Administrative Agent and Banks agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.

     Section 3. Limited Waiver. Borrower hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "Specified Defaults"): Borrower's violation of Sections 9.2 and 9.8 of the Credit Agreement caused by Borrower's (x) acquisition of Equity interests in Big Dog Drilling Co., LLC not owned by Borrower on the Closing Date, and (y) making Investments in DHS that were not permitted under the terms and provisions of the Credit Agreement, in each case occurring after the Closing Date but prior to the Effective Date (collectively, the "Big Dog/DHS Transactions").
Borrower has requested that Banks waive the Specified Defaults and any provision of the Credit Agreement and the other Loan Papers to the extent such provisions were violated by the consummation of the Big Dog/DHS Transactions. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof (and in the Credit Agreement, as amended through and including the Effective Date), Banks hereby waive the Specified Defaults and any provision of the Credit Agreement and the other Loan Papers to the extent such provisions were violated solely by the Big Dog/DHS Transactions. The limited waivers contained in this Section 3 are limited solely to the Big Dog/DHS Transactions, and the applicable provisions of the Credit Agreement to the extent they were violated by the consummation of the Big Dog/DHS Transactions, and solely for violations occurring during the time period set forth above. Nothing contained herein shall be deemed (i) a consent to or waiver of any action other than the Big Dog/DHS Transactions within the applicable time period set forth above, or (ii) a waiver of the Specified Defaults and any provisions of the Credit Agreement or any other Loan Paper except to the extent any such provision was violated by the consummation of the Big Dog/DHS Transactions.

     Section 4. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 4:

          4.1 No Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waivers granted in Section 3 hereof, no Default, Event of Default or Borrowing Base Deficiency shall exist.

          4.2 Fees and Expenses. Borrower shall have paid (a) all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates, and (b) all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.

          4.3 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

     Section 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

          5.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Third Amendment are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

          5.2 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

          5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

          5.4 Absence of Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waivers granted in Section 3 hereof, no Default or Event of Default has occurred which is continuing.

          5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

     Section 6.  Miscellaneous.

          6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

          6.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the consents, waivers and amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Third Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

          6.3 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment.

          6.5 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

          6.6 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

          6.7 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

          6.8 Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 4 hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                          [Signature pages to follow]

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                               BORROWER:

                               DELTA PETROLEUM CORPORATION,
                               a Colorado corporation


                               By: /s/ Kevin K. Nanke
                               Name:  Kevin K. Nanke
                               Title: Chief Financial Officer


     Each of the undersigned (i) consent and agree to this Third Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

                               ACKNOWLEDGED AND AGREED TO BY:

                               DELTA EXPLORATION COMPANY, INC.,
                               a Colorado corporation


                               By: /s/ Kevin K. Nanke
                               Name:  Kevin K. Nanke
                               Title: Chief Financial Officer


                               PIPER PETROLEUM COMPANY,
                               a Colorado corporation


                               By: /s/ Kevin K. Nanke
                               Name:  Kevin K. Nanke
                               Title: Chief Financial Officer


                               CASTLE TEXAS EXPLORATION LIMITED PARTNERSHIP, a Texas limited partnership


                               By: /s/ Kevin K. Nanke
                               Name:  Kevin K. Nanke
                               Title: Chief Financial Officer

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                               ADMINISTRATIVE AGENT:
                               JPMORGAN CHASE BANK, N.A.,
                               as Administrative Agent



                               By: /s/ J. Scott Fowler
                                   J. Scott Fowler,
                                   Vice President

                               BANKS:

                               JPMORGAN CHASE BANK, N.A.



                               By: /s/ J. Scott Fowler
                                   J. Scott Fowler,
                                   Vice President

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                               BANK OF OKLAHOMA, N.A.


                               By: /s/ Allen Rheem
                                   Allen Rheem,
                                   Vice President

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Kathryn A. Gaiter
                                  Kathryn A. Gaiter,
                                  Vice President

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                              HIBERNIA NATIONAL BANK


                              By: /s/ Daria Mahoney
                                  Daria Mahoney,
                                  Vice President

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                               COMERICA BANK


                               By: /s/ Peter L. Sefvik
                               Name: Peter L. Sefvik
                               Title: Vice President

                              SIGNATURE PAGE TO
                     THIRD AMENDMENT TO CREDIT AGREEMENT
                                BY AND AMONG
                   DELTA PETROLEUM CORPORATION, AS BORROWER,
              JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
                         AND THE BANKS PARTY THERETO


                               BANK OF SCOTLAND


                               By:  /s/ Amena Nabi
                               Name: Amena Nabi
                               Title: Assistant Vice President